EXHIBIT 10.21

      AMENDMENT NUMBER TWO (2) TO EMPLOYMENT AGREEMENT

	This Amendment Number Two (2) is entered into this
10th day of September 2002, ("Amended Employment
Agreement") by and between COMTEX News Network, Inc.
("COMTEX"), a Delaware corporation, with its principal executive offices at 4900 Seminary Road, Alexandria,
Virginia 22311 ("Company"), and CHARLES W. TERRY, whose address is 13201 Dodie Drive, Darnestown, Maryland 20878
("Employee").

	          W I T N E S S E T H:

	WHEREAS, COMTEX and the Employee entered into an employment agreement on the 1st day of October 1998 and amended on the 1st day of October 2001 (hereinafter
"Agreement"); and

	WHEREAS, COMTEX and the Employee wish to amend the terms of the Agreement;

	NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein below, the parties hereto agree as follows:

	1.	The term of the Agreement shall be extended through
December 31, 2002.

	2.	All conditions of the original Agreement not amended
herein shall remain in full force and effect.


COMTEX NEWS NETWORK, INC.		ACCEPTED & AGREED TO:


/S/ C.W. GILLULY		  		/S/ CHARLES W. TERRY
By: -------------------------		-----------------------
C.W. Gilluly, Ed.D.				Charles W. Terry
Chairman
Board of Directors
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